EXHIBIT 99.2
                                                      FORM 8-K
                                                 JULY 25, 1995

                           MANAGEMENT AGREEMENT


          Management Agreement (the "Agreement"), dated July 21,
1995 between Bucyrus-Erie Company, a Delaware corporation (the
"Company"), and Miller Associates, a Massachusetts corporation
("Associates").

          WHEREAS, the Company wishes to engage Associates to provide the management services and expertise of Frank W. Miller ("Miller"), James D. Annand ("Annand"), Charles Macaluso ("Macaluso"), Dan Fluet ("Fluet") and certain other persons retained by Associates (collectively, the "Project Team") to the Company; and

          WHEREAS, Associates is willing to provide to the Company the management services and expertise of the Project
Team.

          THEREFORE, the parties agree as follows:

          1.   Term.

          The engagement under this Agreement is for the period (the "Term") commencing on August 2, 1995, or such earlier date as the Board of Directors of the Company shall approve, and terminating on the date specified in Section 5 (the "Termination Date").

          2.   Positions; Duties and Reporting Relationship.

               (a)  The Company hereby appoints and retains
Associates to provide the management services and expertise of the Project Team to serve the Company and manage the operations and business of the Company, and Associates hereby accepts the appointment and retention by the Company upon the terms and subject to the conditions provided for herein. In addition to the other duties and responsibilities herein, Associates and the Project Team shall be responsible for the objectives set forth in the proposal letter dated July 12, 1995 from Associates to the Company.

               (b) Except as provided herein, during the Term the Company agrees that Miller shall be elected and appointed to serve as Interim President and Chief Executive Officer of the Company. Associates shall cause Miller and Miller agrees to devote his entire business time and to use his skills and render services to the best of his abilities in supervising, managing and conducting the operations and business of the Company; provided, however, that the foregoing shall not prevent Miller from devoting time and effort to certain directorships currently held by him in companies other than the Company, but only for so long as they do not interfere with the performance of his duties hereunder. In his capacity as Interim President and Chief Executive Officer of the Company, Miller shall have the executive responsibilities and duties typically held by the president and chief executive officer of corporations of similar size and scope. Without in any way limiting the foregoing, as part of his duties hereunder, Miller shall be responsible for managing the Company's relationships with its (i) lenders and financial advisors, (ii) customers and suppliers and (iii) employees or their representatives. In addition, Miller is hereby directed to
(x) evaluate and negotiate on behalf of the Company, with the assistance of advisors, all material transactions involving the Company, including, without limitation, joint ventures, divestitures, acquisitions, mergers or other significant investments or divestment, and (y) plan and implement the strategic focus of the Company's marketing, sales and production efforts. Associates shall cause Miller and Miller agrees to perform such additional duties as are reasonably requested by the Board of Directors of the Company or any committee thereof (the "Board") consistent with Miller's position and the responsibilities and duties set forth above. Associates and Miller shall (i) in carrying out their responsibilities under this Agreement, take all action consistent with the Company's standard corporate operating practices and guidelines in effect from time to time, (ii) at all times be subject to the authority of the Board, and (iii) report to the Board at regularly scheduled meetings and with reasonable promptness in the event of any material developments in connection with the business and affairs of the Company. In addition, Associates and Miller shall present all material transactions to the Board for prior approval.

               (c) Except as provided herein, during the Term the Company agrees that Annand shall be elected and appointed to serve as Interim Chief Financial Officer of the Company. Associates shall cause Annand and Annand agrees to devote his entire business time and to use his skills and render services to the best of his abilities in supervising, managing and conducting the financial affairs of the Company. In his capacity as Interim Chief Financial Officer of the Company, Annand shall have the executive responsibilities and duties typically held by the chief financial officer of corporations of similar size and scope. Associates shall cause Annand and Annand agrees to perform such additional duties as are reasonably requested by the Board consistent with Annand's position and the responsibilities and duties set forth above. Associates and Annand shall at all times be subject to the authority of the Board and, in addition to reporting to the Interim President and Chief Executive Officer, shall report to the Board at regularly scheduled meetings and with reasonable promptness in the event of any material developments in connection with the business and affairs of the Company. In addition, Associates and Annand shall present all material transactions to the Board for prior approval.

               (d) Except as provided herein, during the Term Associates shall cause Macaluso, Fluet and other members of the Project Team to devote such time and to use their skills and render services to the best of their abilities in discharging responsibilities and tasks assigned to them by the Board or by Miller. Associates and such members of the Project Team shall at all times be subject to the authority of the Board and shall report to the Board at regularly scheduled meetings and with reasonable promptness in the event of any material developments in connection with the business and affairs of the Company. In addition, Associates and such members of the Project Team shall present all material transactions to the Board for prior approval.

          3.   Personnel Provided by Associates.

               (a)  Neither Associates nor any affiliate or
employee of Associates shall be or shall be deemed to be an employee of the Company for any purpose whatsoever. In conformance with and without limitation on any application of the preceding sentence, Associates shall be responsible for payment of compensation to Associates' affiliates or employees assigned to perform services hereunder and, to the extent required, for payment of all workers' compensation, disability benefits, and unemployment insurance as well as for paying and withholding unemployment, social security and other payroll taxes on those of its employees who are engaged in the performance of services.

               (b)  Upon the Company's request at any time,
Associates shall promptly provide to the Company documentation of such type as the Company may require to verify that any individual assigned by Associates to participate in the performance of services is in fact an affiliate or employee of Associates (including, but not limited to, Forms 1099, W-2 Forms, W-4 Forms and pay stubs showing withholding).

               (c)  In the event that any claim, action or
proceeding is commenced against the Company alleging that the personnel provided by Associates are employees of the Company for any purpose, Associates agrees to indemnify and hold the Company harmless from all liabilities, costs and expenses (including, but not limited to, attorneys' fees) associated with such claim, action or proceeding.

          4.   Payments for Services Rendered.

          During the Term, the Company shall pay Associates an aggregate amount per month in advance, payable not earlier than the first day of each month within ten days after receipt of a monthly statement for professional services rendered from Associates, in accordance with the following schedule: $65,000 for each of August and September 1995, $55,000 for each of October and November 1995, $45,000 for each of December 1995 and January 1996 and $35,000 for each month thereafter. To the extent not previously paid, if the Termination Date occurs after November 30, 1995, the Company shall pay Associates on such date an amount equal to Associates' pro rata share of the applicable monthly amount based on the number of days between the beginning of such month and the Termination Date. If the Termination Date occurs after November 30, 1995, and Associates has been paid the applicable monthly amount pursuant to this Section 4 in respect of that month, Associates shall pay to the Company on such date an amount equal to the difference between such applicable monthly amount and Associates' pro rata share of the applicable monthly amount based on the number of days between the beginning of such month and the Termination Date.

          5.   Termination.

          Associates' engagement hereunder shall terminate upon the occurrence of any of the events and in accordance with the terms set forth in subsections (a) through (c) of this Section. In the event of termination under subsections (b) or (c), Associates shall only be entitled to receive amounts which have accrued pursuant to Section 4 but have not been paid prior to the Termination Date, and Associates shall promptly repay to the Company any excess amounts.

               (a)  Termination by the Company at Will.

               Should the Company wish to terminate the engagement hereunder for any reason during the Term, it shall give Associates seven days prior written notice and specifying the date as of which such termination is to become effective; provided that, if the Company terminates the engagement hereunder pursuant to this Section 5(a) and the Termination Date is prior to December 1, 1995, the Company shall continue to provide Associates with the amounts that Associates would otherwise be entitled to pursuant to Section 4 through November 30, 1995.

               (b)  Death or Permanent Disability.

               The Company may terminate the engagement hereunder upon the death of Miller or in the event of Miller's Permanent Disability (as defined below), seven days after written notice of the Permanent Disability of Miller is received by the parties hereto. Miller shall be deemed to be Permanently Disabled if in the written opinion of a qualified physician designated by the Company and reasonably acceptable to Associates, Miller will be unable to perform in a reasonable manner his duties and obligations under this Agreement.

               (c)  For Cause.

               The engagement hereunder shall terminate at the option of the Company, for "Cause" (as defined below) immediately upon receipt by Associates of written notice from the Company setting forth in reasonable detail the grounds for termination which constitute Cause. For purposes of this Agreement, a termination shall be for "Cause" if any member of the Project Team (i) intentionally commits an act of fraud, embezzlement or misappropriation involving the Company, (ii) is convicted by a court of competent jurisdiction of, or enters a plea of guilty to, any felony involving moral turpitude or dishonesty,
(iii) acts, or fails to act, constituting willful misconduct or gross negligence and which results in material harm to the Company, or (iv) willfully fails to substantially perform his duties hereunder, after demand for substantial performance is made by the Board.

          6.   Expenses, Reimbursement.

          The Company shall promptly reimburse Associates for all reasonable out-of-pocket costs and expenses incurred by Associates or the Project Team in connection with or arising out of the Project Team's performance under this Agreement, including, without limitation, reasonable out-of-pocket costs and expenses for travel, transportation, lodging and business meals.

          7.   Representations and Warranties.

          Associates represents and warrants that:

               (a) Associates is a corporation duly organized and validly existing under the laws of Massachusetts. Associates has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, and the performance of its obligations under this Agreement have been duly authorized by all requisite action, and this Agreement constitutes the legal, valid and binding obligation of Associates, enforceable against it in accordance with its terms.

               (b) Neither the execution and delivery of this Agreement or any related documents by Associates, nor the consummation of the transactions contemplated hereby, will conflict with, or result in a breach or default of any of the terms, conditions or provision of Associates' certificate of incorporation, by-laws or other constituent documents or any law or any regulation, order, writ, injunction, license, franchise or decree of any court or governmental instrumentality or agency or of any agreement or instrument to which Associates is a party or by which it is bound or to which it or its assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of Associates.

          8.   Indemnification.

               (a) The Company shall indemnify and save and hold, Associates and the Project Team (individually an "Indemnified Party" and collectively the "Indemnified Parties") harmless from and against any and all damages, liabilities, losses, costs and expenses (including, but not limited to, reasonable attorney's fees and expenses) resulting from, arising out of, or in connection with the performance of duties or rendering of services by any of the Indemnified Parties under this Agreement or the Consulting Agreement dated April 27, 1995 between Associates and the Company (the "Consulting Agreement"), except that the Company shall have no liability hereunder in respect of any act or omission of an Indemnified Party, which act or omission is caused by Associates' or any member of the Project Team's willful breach of this Agreement or the Consulting Agreement, recklessness or gross negligence or failure to act in good faith.

               (b)  In order for an Indemnified Party to be
entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving any suit, action, proceeding, claim, demand or written notice made by any third party against an Indemnified Party (a "Third Party Claim"), such Indemnified Party must notify the Company in writing of the Third Party Claim within 10 days after receipt by such Indemnified Party of written notice of the Third Party Claim; provided, however, that the failure of any Indemnified Party to give such notice shall not affect such Indemnified Party's right to indemnification hereunder except to the extent the Company has actually been prejudiced or damaged thereby. If a Third Party Claim is made against an Indemnified Party, the Company shall be entitled, if it so chooses, to elect to compromise or assume the defense thereof by delivering written notice to such effect to the Indemnified Party within 30 days following receipt by the Company of the notice of the Third Party Claim. Such compromise or defense shall be at the Company's sole cost and expense, with counsel selected by the Company. If the Company elects to compromise or assume the defense of any Third Party Claim, it may not agree to any settlement or compromise of such claim, other than a settlement or compromise solely for monetary damages for which the Company shall be responsible, without the prior written consent of the Indemnified Party, which will not be unreasonably withheld. If the Company elects to compromise or assume the defense of a Third Party Claim, the Indemnified Party will cooperate with the Company in connection with such compromise or defense, and shall have the right to participate in such compromise or defense with counsel selected and paid for by the Indemnified Party. The Indemnified Party shall not settle or compromise any Third Party Claim without the consent of the Company.

          9.   Covenants.

               (a) Neither Associates, the Project Team, nor any of their respective affiliates or employees shall, during the Term or at any time thereafter, directly or indirectly, use, publish or disclose to any person, firm or corporation or other entity, any confidential information concerning the assets, business or affairs of the Company, including, without limitation, any trade secrets, sources of supply, costs, pricing practices, customer lists, financial data, employee information or information as to organizational structure.

               (b) Neither Associates, the Project Team, nor any of their respective affiliates or employees shall, during the Term and for 24 months thereafter, directly or indirectly, engage in or be interested in (as owner, partner, shareholder, employee, director, officer, agent, consultant or otherwise), with or without compensation, any business which is competitive with the business being conducted by the Company at any time during the Term, without the prior written approval of the Board.

               (c) Neither Associates, the Project Team, nor any of their respective affiliates or employees shall, during the Term and for 24 months thereafter, directly or indirectly, solicit or contact any employee of the Company, with a view to inducing or encouraging such employee to leave the employ of the Company.

               (d)  The provisions of this Section 9 are
reasonable and necessary for the protection of the Company and the Company will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, in addition to any other relief to which the Company may be entitled in the form of actual or punitive damages, the Company shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining any actual or threatened breach of such covenants.

          10.  Amendment or Modification, Waiver.

          No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by a duly authorized representative of Associates and the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

          11.  Notices.

          Any and all notices or consents required or permitted to be given under any of the provisions of this Agreement shall be in writing or by written telecommunication and delivered either by hand delivery or by registered or certified mail, return receipt requested, to the relevant addresses set out below, in which event they shall be deemed to have been duly given upon receipt.

          If to Associates, at:

               Miller Associates
               791 Andover Street
               Lowell, MA  01852
               Attention:  Frank W. Miller
               Telecopy:  (508) 970-0996

          If to the Company, at:

               Bucyrus-Erie Company
               1100 Milwaukee Avenue
               South Milwaukee, WI  53172
               Attention:  Secretary or Assistant Secretary
               Telecopy:  (414) 768-5060

          In either case, with a copy to:

               Kaye, Scholer, Fierman, Hays & Handler
               425 Park Avenue
               New York, NY  10022
               Attention:  Seymour H. Chalif, Esq.
               Telecopy:  (212) 836-7150

          12.  Survival of Agreements.

          Except as set forth herein, all agreements, covenants, representations and warranties made herein shall survive the execution and delivery of this Agreement and the Termination Date and shall continue in full force and effect.

          13.  Successors and Assigns.

          This Agreement may not be assigned by Associates without the prior written consent of the Company. This Agreement may not be assigned by the Company without the prior written consent of Associates, other than to the Company's successor in the case of a merger or consolidation involving the Company.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          14.  Entire Agreement.

          This Agreement (including the documents referred to herein) contains the entire agreement of the parties hereto with respect to the subject matter hereof, supersedes all prior written agreements and negotiations and oral understandings, if any, and it may not be amended, supplemented or discharged except by an instrument in writing signed by the parties hereto.

          15.  Counterparts.

          This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

          16.  Severability.

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17.  Governing Law.

          This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

          18.  Effectiveness of Agreement.

          This Agreement is binding upon Associates and the Project Team, but will not be effective unless and until approved by the Board on or prior to August 4, 1995.

          19.  Jurisdiction.

          The state and federal courts of Delaware shall have jurisdiction over the parties with respect to any dispute or controversy arising under or in connection with this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.


                              MILLER ASSOCIATES



                              By:/s/Frank W. Miller
                                 Name:  Frank W. Miller
                                 Title:


                              BUCYRUS-ERIE COMPANY



                              By:/s/C. Scott Bartlett Jr.
                                 Name:  C. Scott Bartlett Jr.
                                 Title  Director



ACCEPTED AND AGREED TO:



/s/Frank W. Miller
    Frank W. Miller


/s/James D. Annand
    James D. Annand